NUVEEN INTERMEDIATE TERM BOND FUND

SUPPLEMENT DATED MARCH 12, 2012

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2011

On May 15, 2012, the fund will make the following changes.

1.	The table entitled “Annual Fund Operating Expenses” in the section “Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses[3]	0.78%	1.53%	0.53%
1	The CDSC on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Expenses have been restated to reflect current contractual fees and estimated other expenses.

2.	The table entitled “Example” in the section “Fees and Expenses of the Fund” will be deleted in its entirety and replaced with the following table:

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$377	$156	$54	$377	$156	$54
3 Years	$542	$483	$170	$542	$483	$170
5 Years	$720	$834	$296	$720	$834	$296
10 Years	$1,237	$1,824	$665	$1,237	$1,824	$665

3.	Currently, the fund uses the Barclays Capital Intermediate Gov’t/Credit Bond Index as a benchmark. Starting on May 15, 2012, the fund’s performance will be compared to the Barclays Capital U.S. Aggregate Bond Index because it more closely reflects the fund’s investment universe. As a result, the table at the end of “Fund Performance” will be deleted in its entirety and replaced with the following table:

		Average Annual Total Returns for the Periods Ended December 31, 2010[1]
	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	1/9/95	3.25%	4.78%	4.72%
Class I (return before taxes)	1/5/93	6.61%	5.58%	5.21%
Class I (return after taxes on distributions)		5.29%	3.94%	3.53%
Class I (return after taxes on distributions and sale of fund shares)		4.28%	3.79%	3.46%
Barclays Capital Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)		5.89%	5.53%	5.51%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		6.54%	5.80%	5.84%
Lipper Short-Intermediate Investment Grade Debt Classification Average (reflects no deduction for taxes or certain expenses)		5.49%	4.55%	4.45%
1	Performance presented prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

Nuveen Investments	1

4.	Information regarding the portfolio managers primarily responsible for the management of Nuveen Intermediate Term Bond Fund, as set forth in the section “Management—Portfolio Managers,” is replaced by the following:

Name	Title	Portfolio Manager of Fund Since
Wan-Chong Kung, CFA	Senior Vice President	October 2002
Jeffrey J. Ebert, CFA	Senior Vice President	February 2000
Chris J. Neuharth, CFA	Managing Director	March 2012

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

Nuveen Investments	2

MGN-FITBS-0312P